Exhibit 99.1

PrestigeBrands



ANALGESICS
Goody's
BC
COUGH & COLD
Chloraseptic
LUDEN'S
LITTLE REMEDIES
GI
beano
Gaviscon and it's gone
Dramamine
ORAL CARE
DenTek
Efferdent
Gly-Oxide
SKIN CARE
Nix
Compound W
EYE & EAR CARE
Clear eyes
Debrox
INTERNATIONAL
FESS
Hydralyte
WOMEN'S HEALTH
ept
MONISTAT

Investor Day

May 25, 2016

Safe Harbor Disclosure

This presentation contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company's expected financial performance, including revenue growth, EPS, cash flow, adjusted free cash flow, gross margin, EBITDA margin and G&A, the Company's investment in brand-building and A&P, the Company's ability to de-lever, increase financing capacity and increase M&A capacity, the Company's ability to increase shareholder value, and the impact of the Company's strategy of acquiring, integrating and building brands. Words such as "continue," "will," "expect," "project," "anticipate," "likely," "estimate," "may," "should," "could," "would," and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company's expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, general economic and business conditions, regulatory matters, competitive pressures, the impact of our advertising and promotional initiatives, supplier issues, unexpected costs, and other risks set forth in Part I, Item 1A. Risk Factors in the Company's Annual Report on Form 10-K for the year ended March 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise.

Investor Day 2016

PrestigeBrands 2

Ron Lombardi President & Chief Executive Officer David Marberger Chief Financial Officer Tim Connors Executive VP, Sales & Marketing

The following principles guide us in this endeavor:  outstanding shareholder value through superior growth in sales, profits, and cash flow  innovative products that exceed our consumers expectations  in true partnerships with our suppliers and customers  a company culture founded on leadership, trust, change and execution

Source: Company records

$ (1) Market data as of May 20, 2016 (2) Includes approximate run-rate revenue pro forma for the acquisition of DenTek

 team  OTC focus  emphasis on brand building  value proposition  formula for growth  long-term value creation model

OTC Household OTC Household Note: 2016 figures Include approximate run-rate revenue pro forma for the acquisition of DenTek

Boomers Accelerating Demand for Health Care Growing Incidence of Chronic Disease Digital Explosion of Health Information Employers Shift Responsibility to Employees ACA Increasing Demand with More Newly Insured Shortage of Primary Care Physicians

Domestic Addressable Market ($BN) +0.5% +2.4% +1.3% Source: Company information; Y/Y LTM growth; IRI MULO for the LTM period ending March 20, 2016 $3.8 $1.8 $2.0 +2.9% $4.3 +2.9% $4.4

Domestic Addressable Market ($BN) +0.5% +2.4% Source: Company information; Y/Y LTM growth; IRI MULO for the LTM period ending March 20, 2016 $1.8 $2.0 +3.8% $1.6 +2.6% $7.7 +1.3% $3.8 +2.9% $4.3 +2.9% $4.4

~$60MM / ~10% ~$120MM / ~15%

Manage for Cash Organic Revenue Growth: (1) FY 2013 Fourth Quarter Results presentation (2) Company information per attached reconciliation schedule; reflected on a constant currency basis Invest for Growth

Sep 2010 Nov 2015 Apr 2014 Dec 2010 Dec 2011 Jul 2013 Apr 2014 International

Source: Company filings for OTC revenues for FY 16 Note: Pro forma for DenTek acquisition; excludes Household

Source: Company information; illustrative set of #1/#2 brands shown; reflects brand level gross sales for FY 16

23% 9% 9% 6% 4% 3% 3% 3% 2% 1% 1% 1% Company Information Source: IRI MULO for the LTM period ending March 20, 2016; figures represent share of combined categories for Prestige’s core brands Note: Private Label share of 22% not shown +2.5x the closest branded competitor

Source: IRI multi-outlet + C-Store retail dollar sales growth for relevant period Note: Data reflects retail dollar sales percentage growth versus prior period; FY’16 Organic sales growth presented on a constant currency basis O rg a n ic Sa les G ro w th C o n s u m p ti o n G ro w th 5.2% 3.9% (3.5%) 3.5% 5.9% FY 12 FY 13 FY 14 FY 15 FY 16 5.2% 7.1% (1.8%) 4.1% 8.3%

Source: Company information; figures represent approximate sales growth over ownership period Long-Term Success Story >10 Years Revitalizing Legacy Brands 4 Years Driving Growth by Redefining the Category 2 Years Winning with Professionals and Consumers 1 Year Driving Category Growth 5 Years

Dollar values in billions Source: IRI MULO Retail Dollar Sales, Latest 52 Weeks Ending March 20, 2016

Marketing Brand Management Customer Service IT Finance Product Quality Product Development Sales Advertising Logistics Manufacturing Distribution

$0 $10 $20 $30 $40 $50 $60 Sep-09 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Source: Capital IQ market data as of May 20, 2016 Note: S&P 500 Indexed to Prestige Brands price as of Sep-09 Investor Day 2013 Investor Day 2016

Be Preeminent Brand Building and Sales Execution Company Invest in Our Growth Portfolio Organic Growth and Market Share Gains Consumer Insights, Product Innovation, Breakthrough Marketing and Superior Sales Execution

 Mining consumer insights  Invest in growth brands  Innovative consumer, professional and digital marketing campaigns  Develop products that consumers need, want and value  Unique, meaningful benefits  Innovative technology  Collaborative business planning  Sell-in and sell-through  Effective shopper marketing programs that drive loyalty

 Consumer Insights  Digital / Social Media  Customer Business Planning  New Product Technical Skills  Packaging Design  Consumption & Share Gains  Profitable Revenue Growth  P&L Accountability  Customer Performance Scorecards  Experienced CPG Marketers  Seasoned Product Development Directors  Channel Expertise  Pipeline of Future Leaders

Source: IRI MULO+C-Store period ending March 20, 2016; Retail Dollar Sales (Canada)

Source: IRI MULO+C-Store period ending March 20, 2016; Retail Dollar Sales

14% 86% 56 Brands >$100MM ~350 Brands(1) <$100MM Source: IRI Multi-Outlet period ending March 20, 2016 (1) Represents brands with consumption exceeding $1MM OTC 11 8 7 6 5 4 4 3 3 1 1 1 1 1

$28 10% % of Total Revenues: $87 14% $111 14% Dollar values in millions Source: Company filings A&P Spending:

Winning with Professionals and Consumers Driving Growth by Redefining the Category Driving Category Growth Long-Term Success Story Revitalizing Legacy Brands

 Market Introduction  Professional detailing through 2007  OTC switch  Market share decline vs private label and Rx  Acquisition by Prestige in 2014 MONISTAT Rx

OTC Rx Monistat Private Label (1) Rx data per IMS, data represents unit share of VAF category (2) IRI MULO quarterly rolling LTM data from 2010 through 2014, data represents dollar share of OTC VAF category; Private Label includes other branded offerings 56% 52% 59% 53%

3% 42% Private Label Other Brands Source: IRI MULO+C-Store period ending March 20, 2016; data represents dollar share of VAF category

53% 55% FY 15 FY 16 1.4% 3.1% 1.1% 6.3% FY 15 FY 16 52% 52% FY 15 FY 16 Source: IRI MULO+C-Store period ending March 20, 2016 (1) Represents OTC and Rx treatments Category

Vomiting & Diarrhea Australian Dehydration Market Pre-Hydralyte™

Heat & Outdoor Sports & Exercise Travel Vomiting & Diarrhea Work Vomiting & Diarrhea Australian Dehydration Market Pre-Hydralyte™ Dehydration Category Today

(1) Claim made in Australian market only

FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 Source: Company Information; reflects Total Revenues

 Understanding Consumer Insights and Differentiating the Brand  New Marketing Campaigns towards New Targets  Continuous Product Innovations  BC/Goody’s Continues to Drive Growth vs the Category  BC/Goody’s is the #1 Analgesic in the Convenience Channel  Core Competency in C-Store Fuels Growth of other Core Brands Source: IRI C-Store for the LTM period ending March 20, 2016 for BC/Goody’s combined

Shopper Marketing Hispanic Marketing Sponsorship / Sampling TV & Digital

FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 Source: IRI MULO+C-Store period ending March 20, 2016 North American Brands

Source: IRI MULO+C-Store period ending March 20, 2016

FDM Other Source: Company information

Revitalized Packaging More Impactful Claims New Users New Formulation

Mass Drug Convenience Travel Source: IRI MULO+C-Store period ending March 20, 2016

2004 2013 Today

FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 Dollar values in millions Source: MULO + C-Store data, reflects retail dollar sales for respective LTM period

Source: Company information per attached reconciliation schedule

 ~80% of portfolio positioned for durable, consistent organic growth  ~$430MM of cumulative Adjusted FCF since 2013 Investor Day  Completed 4 acquisitions since 2013 Investor Day aggregating $1.1BN Source: Company information per attached reconciliation schedule

30.5% 35.1% 35.9% FY 10 FY 13 FY 16 52.0% 56.3% 58.1% FY 10 FY 13 FY 16 9.7% 14.1% 13.7% FY 10 FY 13 FY 16 11.8% 7.3% 8.5% FY 10 FY 13 FY 16 Source: Company information per attached reconciliation schedule

69% 59% 58% 52% 49% 45% 45% 45% 41% 39% 37% 32% 31% JNJ CL PG EPC ENR CLX CHD HELE NWL SPB JAH BGS Source: Capital IQ Market data as of May 20, 2016; comparable set includes selected HPC companies Company information per attached reconciliation schedule Jarden and Newell shown separately pre-combination

Source: Capital IQ Market data as of May 20, 2016; comparable set includes selected HPC companies Jarden and Newell shown separately pre-combination Company information per attached reconciliation schedule 36% 32% 28% 27% 23% 23% 22% 19% 18% 17% 17% 13% 11% JNJ CL PG CHD BGS CLX ENR EPC NWL SPB HELE JAH

$10.3 $2.8 $6.1 $3.6 FY 13 FY 14 FY 15 FY 16  Outsourced operating model requires limited capital expenditures  Tax basis of acquisitions and NOLs generate lower cash tax rates  We expect acquisition-related tax benefits will continue into the future % of Total Revenues: 1.7% 0.5% 0.9% 0.4% $15.0 $10.1 $20.3 $11.1 $40.5 $29.1 $49.2 $57.3 FY 13 FY 14 FY 15 FY 16 Cash Taxes Book Taxes Dollar values in millions Source: Company information per attached reconciliation schedule

Source: Capital IQ Market data as of May 20, 2016; comparable set includes selected HPC companies Note: Free Cash Flow Conversion defined as Non-GAAP Operating Cash Flow less Capital Expenditures over Adjusted Net Income; Adj. Free Cash Flow Yield defined as Free Cash Flow divided by Market Cap as of May 20, 2016 EPC and ENR excluded due to cash flow items related to completed spinoff; Newell pro forma for combination with Jarden Company information per attached reconciliation schedule 168% 159% 157% 142% 137% 132% 125% 100% 95% 92% 7% 6% 3% 5% 4% 6% 4% 4% 5% 6% SPB CL CHD BGS PG NWL CLX JNJ HELE FCF Yield:

$59 $86 $67 $127 $130 $164 $183 >$185 FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 Dollar values in millions Source: Company information per attached reconciliation schedule (Outlook)

3.2x 3.5x 5.3x 5.0x 4.3x 4.3x 5.8x 5.2x 5.0x 4.3x 3.6x FY 10 FY 11 Q2 FY 11 FY 12 FY 13 FY 14 Q2 FY 15 FY 15 FY 16 FY 17E FY 18E Dollar values in millions; Company information (1) Leverage ratio reflects net debt / covenant defined EBITDA North American Brands (Expectation)

$0.5BN $1.3BN $2.1BN FY 16 FY 17E FY 18E Dollar values in billions; Company information Note: Assumes maximum leverage of 5.5x and average EBITDA acquisition multiple of 8.5x

 Compete in categories where we can win  Have a strong heritage and connection with consumers  Respond to investments and provide innovation opportunities  Add to existing core categories or provide entry to new platforms  Strong financial profile  Accretive to earnings and cash flow  Maintain prudent capital structure  Driven by potential shareholder value creation  Management experience  Advertising and promotional expertise  Distribution channels  New product competency  Low-cost operating model

$290 $438 $597 $806 $88 $134 $204 $289 $0.67 $0.99 $1.53 $2.17 FY 10 FY 12 FY 14 FY 16 $59 $67 $130 $183 18.6% CAGR 21.9% CAGR 20.9% CAGR 21.6% CAGR Dollar values in millions, except price per share Source: Company information per attached reconciliation schedule

 $806MM, up 12.8% Organic growth of 2.8%  $183MM  Leverage of 5.0x  $2.17, up 16.7%  Expected growth of +6% to +8% Organic growth of +1.5% to +2.0%  $185MM or more  Leverage of ~4.3x  $2.30 to $2.36, up +6% to +9% Dollar values in millions Source: Company information per attached reconciliation schedule

 team  OTC focus  emphasis on brand building  value proposition  formula for growth  long-term value creation model

 Proven and Repeatable with Long Runway  Depth of Leadership Team  Strong Market Positions in Niche Categories  Proven Operating Model with Superior Profile

Source: “Health & Wellness Strategy”, Market Performance Group 2016

Source: “Health & Wellness Strategy”, Market Performance Group 2016

We define Non-GAAP Organic Revenues on a Constant Currency basis as Total Revenues excluding acquisitions and divestitures and the impact of current year foreign exchange rates on total revenues. We define Non-GAAP Adjusted EBITDA as earnings before interest expense (income), income taxes, depreciation and amortization, inventory step-up charges, certain other legal and professional fees, other acquisition-related costs, costs associated with our CEO transition, gain on sale of asset, and loss on extinguishment of debt. Non-GAAP Adjusted EBITDA Margin is calculated as Non-GAAP Adjusted EBITDA divided by GAAP Total Revenues. We define Non-GAAP Adjusted Gross Margin as Gross Profit before inventory step up charges, and certain other acquisition and integration-related costs. Non-GAAP Adjusted Gross Margin percentage is calculated based on Non-GAAP Adjusted Gross Margin divided by GAAP Total Revenues. We define Non-GAAP Adjusted General and Administrative expenses as General and Administrative expenses minus certain other legal and professional fees, acquisition and other integration costs, and costs associated with our CEO transition. Non-GAAP Adjusted General and Administrative expense percentage is calculated based on Non- GAAP Adjusted General and Administrative expense divided by GAAP Total Revenues. We define Non-GAAP Adjusted Net Income as Net Income before inventory step-up charges, certain other legal and professional fees, other acquisition and integration-related costs, costs associated with our CEO transition, accelerated amortization of debt origination costs, gain on sale of asset, loss on extinguishment of debt, and the applicable tax impacts associated with these items and other non-deductible items. Non-GAAP Adjusted EPS is calculated based on Non-GAAP Adjusted Net Income, divided by the weighted average number of common and potential common shares outstanding during the period. We define Non-GAAP Free Cash Flow as net cash provided by operating activities less cash paid for capital expenditures. We define Non-GAAP Adjusted Free Cash Flow as net cash provided by operating activities less purchases of property and equipment plus payments associated with a premium on extinguishment of the 2012 Senior Notes and acquisitions for integration, transition, and other payments associated with acquisitions. We define Non-GAAP Cash Tax Expense as GAAP Provision for Income Taxes less deferred income tax from the cash flow statement. Non-GAAP Organic Revenues on a Constant Currency basis, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non-GAAP Adjusted Gross Margin, Non-GAAP Adjusted Gross Margin percentage, Non-GAAP Adjusted General and Administrative Expense, Non-GAAP Adjusted General and Administrative Expense percentage, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non-GAAP Free Cash Flow, Non-GAAP Adjusted Free Cash Flow and Non-GAAP Cash Tax Expense may not be comparable to similarly titled measures reported by other companies.

We are presenting Non-GAAP Organic Revenues on a Constant Currency basis, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non-GAAP Adjusted Gross Margin, Non-GAAP Adjusted Gross Margin percentage, Non-GAAP Adjusted General and Administrative Expense, Non-GAAP Adjusted General and Administrative Expense percentage, Non- GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non-GAAP Free Cash Flow, Non-GAAP Adjusted Free Cash Flow, and Non-GAAP Cash Tax Expense because they provide additional ways to view our operation when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, respectively, which we believe provides a more complete understanding of our business than could be obtained absent this disclosure. Each of Non-GAAP Organic Revenues on a Constant Currency basis, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non-GAAP Adjusted Gross Margin, Non-GAAP Adjusted Gross Margin percentage, Non-GAAP Adjusted General and Administrative Expense, Non-GAAP Adjusted General and Administrative Expense percentage, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non-GAAP Free Cash Flow, Non-GAAP Adjusted Free Cash Flow and Non-GAAP Cash Tax Expense is presented solely as a supplemental disclosure because (i) we believe it is a useful tool for investors to assess the operating performance of the business without the effect of these items; (ii) we believe that investors will find this data useful in assessing shareholder value; and (iii) we use Non-GAAP Organic Revenues on a Constant Currency basis, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non-GAAP Adjusted Gross Margin, Non-GAAP Adjusted Gross Margin percentage, Non-GAAP Adjusted General and Administrative Expense, Non-GAAP Adjusted General and Administrative Expense percentage, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non-GAAP Free Cash Flow, Non-GAAP Adjusted Free Cash Flow and Non-GAAP Cash Tax Expense internally to evaluate the performance of our personnel and also as a benchmark to evaluate our operating performance or compare our performance to that of our competitors. The use of Non-GAAP Organic Revenues on a Constant Currency basis, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non-GAAP Adjusted Gross Margin, Non-GAAP Adjusted Gross Margin percentage, Non-GAAP Adjusted General and Administrative Expense, Non-GAAP Adjusted General and Administrative Expense percentage, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non- GAAP Free Cash Flow, Non-GAAP Adjusted Free Cash Flow and Non-GAAP Cash Tax Expense have limitations, and you should not consider these measures in isolation from or as an alternative to GAAP measures such as Total Revenues, General and Administrative expense, Operating income, Net income, Provision for Income Taxes, Net cash flow provided by operating activities, or cash flow statement data prepared in accordance with GAAP, or as a measure of profitability or liquidity. The following tables set forth the reconciliation of Non-GAAP Organic Revenues on a Constant Currency basis, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non- GAAP Adjusted Gross Margin, Non-GAAP Adjusted Gross Margin percentage, Non-GAAP Adjusted General and Administrative Expense, Non-GAAP Adjusted General and Administrative Expense percentage, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non-GAAP Free Cash Flow, Non-GAAP Adjusted Free Cash Flow and Non-GAAP Cash Tax Expense all of which are non-GAAP financial measures, to GAAP Gross Profit, GAAP General and Administrative expense, GAAP Net Income, GAAP Provision for Income Taxes, GAAP Diluted EPS and GAAP Net cash provided by operating activities, our most directly comparable financial measures presented in accordance with GAAP.

2016 2015 GAAP Total Revenues 806,247 714,623 Adjustments: Hydralyte revenues (1,217) - Insight revenues (73,630) - DenTek revenues (10,687) - Total adjustments (85,534) - Non-GAAP Organic Revenues 720,713 714,623 Organic Revenue Growth 0.9% Impact of foreign currency exchange rates (13,862) Non-GAAP Organic Revenues on a constant currency basis 720,713 700,761 Constant Currency Organic Revenue Growth 2.8% Dollar values in thousands

2010 2011 2012 2013 2014 2015 2016 GAAP General and Administrative expenses 34,195$ 41,960$ 56,700$ 51,467$ 48,481$ 81,273$ 72,418$ Adjustments Costs associated with CEO transition - - - - - - 1,406 Legal and other professional fees associated with acquisitions - 7,729 13,807 98 1,111 10,974 2,112 Transition and other acquisition costs - - 3,588 5,811 - 13,473 289 Unsolicited porposal costs - - 1,737 534 - - - Total adjustments - 7,729 19,132 6,443 1,111 24,447 3,807 Non-GAAP Adjusted G&A 34,195$ 34,231$ 37,568$ 45,024$ 47,370$ 56,826$ 68,611$ Non-GAAP Adjusted G&A % 11.8% 10.3% 8.6% 7.3% 7.9% 8.0% 8.5% 2010 2011 2012 2013 2014 2015 2016 GAAP Total Revenues 289,652$ 332,905$ 437,819$ 620,529$ 597,381$ 714,623$ 806,247$ GAAP Gross Margin 150,494$ 167,273$ 224,118$ 343,737$ 335,551$ 406,223$ 467,211$ Adjustments Inventory step up associated with acquisitions - 7,273 1,795 23 577 2,225 1,387 Additional inventory transition and supplier costs associated with acquisitions - - - 5,646 407 - - Total adjustments - 7,273 1,795 5,6 9 9 4 2, 25 1,387 Non-GAAP Adjusted Gross Margin 150,4 4 174,546 225,913 349, 06 336,535 40 ,448 468,59 N n-GAAP Adjusted Gross argin % 52.0% 52.4% 51.6% 56.3% 56.3% 57.2% 58.1% Dollar values in thousands

Reconciliation Schedules Cont'd

Adjusted EBITDA

	2010	2011	2012	2013	2014	2015	2016
GAAP Total Revenues	**$ 289,652**	**$ 332,905**	**$ 437,819**	**$ 620,529**	**$ 597,381**	**$ 714,623**	**$ 806,247**
GAAP Net Income	$ 32,115	$ 29,220	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907
Income from Disc Ops	112	(591)	-	-	-	-	-
Loss on sale of disc ops	(157)	550	-	-	-	-	-
Interest Expense, net	22,935	27,317	41,320	84,407	68,582	81,234	85,160
Provision for income taxes	20,664	19,349	23,945	40,529	29,133	49,198	57,278
Depreciation and amortization	10,001	9,876	10,734	13,235	13,486	17,740	23,676
Non-GAAP EBITDA	**85,670**	**85,721**	**113,211**	**203,676**	**183,816**	**226,432**	**266,021**
Sales costs related to acquisitions	-	-	-	411	-	-	-
Inventory step up	-	7,273	1,795	23	577	2,225	1,387
Inventory related acquisition costs	-	-	-	220	407	-	-
Additional supplier costs	-	-	-	5,426	-	-	-
Costs associated with CEO transition	-	-	-	-	-	-	1,406
Legal and other professional fees associated with acquisitions	-	7,729	13,807	98	1,111	10,974	2,112
Integration, transition and other costs associated with acquisitions	-	-	3,588	5,811	-	10,533	289
Stamp Duty	-	-	-	-	-	2,940	-
Unsolicited porposal costs	-	-	1,737	534	-	-	-
Loss on extinguishment of debt	2,656	300	5,409	1,443	18,286	-	17,970
Gain on settlement	-	-	(5,063)	-	-	-	-
Gain on sale of asset	-	-	-	-	-	(1,133)	-
Adjustments to EBITDA	**2,656**	**15,302**	**21,273**	**13,966**	**20,381**	**25,539**	**23,164**
Non-GAAP Adjusted EBITDA	**$ 88,326**	**$ 101,023**	**$ 134,484**	**$ 217,642**	**$ 204,197**	**$ 251,971**	**$ 289,185**
Non-GAAP Adjusted EBITDA %	**30.5%**	**30.3%**	**30.7%**	**35.1%**	**34.2%**	**35.3%**	**35.9%**

Dollar values in thousands

Investor Day 2016

PrestigeBrands 108

Reconciliation Schedules Cont'd

Adjusted Net Income and Adjusted EPS

	2010		2011		2012		2013		2014		2015		2016	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
GAAP Net Income	$ 32,115	$ 0.64	$ 29,220	$ 0.58	$ 37,212	$ 0.73	$ 65,505	$ 1.27	$ 72,615	$ 1.39	$ 78,260	$ 1.49	$ 99,907	$ 1.88
Adjustments														
Income from discontinued ops.	-	-	(591)	(0.01)	-	-	-	-	-	-	-	-	-	-
Loss on sale of discontinued ops.	-	-	550	0.01	-	-	-	-	-	-	-	-	-	-
Incremental interest expense to finance Acquisition	-	-	800	0.02	-	-	-	-	-	-	-	-	-	-
Sales costs related to acquisitions	-	-	-	-	-	-	411	0.01	-	-	-	-	-	-
Inventory step up	-	-	7,273	0.14	1,795	0.04	23	-	577	0.01	2,225	0.04	1,387	0.03
Inventory related acquisition costs	-	-	-	-	-	-	220	-	407	0.01	-	-	-	-
Additional supplier costs	-	-	-	-	-	-	5,426	0.11	-	-	-	-	-	-
Costs associated with CEO transition	-	-	-	-	-	-	-	-	-	-	-	-	1,406	0.02
Legal and other professional fees assoc. with acq'ns	-	-	7,729	0.15	13,807	0.27	98	-	1,111	0.02	10,974	0.21	2,112	0.04
Transition and other Acq costs	-	-	-	-	3,588	0.07	5,811	0.11	-	-	10,533	0.20	289	0.01
Stamp Duty	-	-	-	-	-	-	-	-	-	-	2,940	0.05	-	-
Unsolicited porposal costs	-	-	-	-	1,737	0.03	534	0.01	-	-	-	-	-	-
Loss on extinguishment of debt	2,656	0.05	300	0.01	5,409	0.11	1,443	0.03	18,286	0.35	-	-	17,970	0.34
Gain on settlement	-	-	-	-	(5,063)	(0.10)	-	-	-	-	-	-	-	-
Gain on sale of asset	-	-	-	-	-	-	-	-	-	-	(1,133)	(0.02)	-	-
Accelerated amort. of debt discounts and issue costs	-	-	-	-	-	-	7,746	0.15	5,477	0.10	218	-	-	-
Tax impact on adjustments	(1,009)	(0.01)	(5,513)	(0.11)	(8,091)	(0.16)	(8,329)	(0.16)	(9,100)	(0.17)	(5,968)	(0.11)	(7,608)	(0.15)
Impact of state tax adjustments	(352)	(0.01)	-	-	(237)	-	(1,741)	(0.03)	(9,465)	(0.18)	-	-	-	-
Total adjustments	1,295	0.03	10,548	0.21	12,945	0.26	11,642	0.23	7,293	0.14	19,789	0.37	15,556	0.29
Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS	$ 33,410	$ 0.67	$ 39,768	$ 0.79	$ 50,157	$ 0.99	$ 77,147	$ 1.50	$ 79,908	$ 1.53	$ 98,049	$ 1.86	$115,463	$ 2.17

Dollar values in thousands, except per share data

Investor Day 2016

PrestigeBrands 109

Reconciliation Schedules Cont'd

Adjusted Free Cash Flow

	2010	2011	2012	2013	2014	2015	2016
GAAP Net Income	$ 32,115	$ 29,220	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907
Adjustments							
Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows	31,137	26,095	35,674	59,497	50,912	64,668	96,221
Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows	(3,825)	31,355	(5,434)	12,603	(11,945)	13,327	(21,778)
Total adjustments	27,312	57,450	30,240	72,100	38,967	77,995	74,443
GAAP Net cash provided by operating activities	**59,427**	**86,670**	**67,452**	**137,605**	**111,582**	**156,255**	**174,350**
Purchases of property and equipment	(673)	(655)	(606)	(10,268)	(2,764)	(6,101)	(3,568)
Non-GAAP Free Cash Flow	**58,754**	**86,015**	**66,846**	**127,337**	**108,818**	**150,154**	**170,782**
Premiuim payment on 2010 Senior Notes	-	-	-	-	15,527	-	-
Premiuim payment on extinguishment of 2012 Senior Notes	-	-	-	-	-	-	10,158
Accelerated interest payments due to debt refinancing	-	-	-	-	4,675	-	-
Integration, transition and other payments associated with acquisitions	-	-	-	-	512	13,563	2,461
Total adjustments	-	-	-	-	20,714	13,563	12,619
Non-GAAP Adjusted Free Cash Flow	**$ 58,754**	**$ 86,015**	**$ 66,846**	**$ 127,337**	**$ 129,532**	**$ 163,717**	**$ 183,401**

Dollar values in thousands

Investor Day 2016

PrestigeBrands 110

Dollar values in thousands 2013 2014 2015 2016 GAAP Provision for Income Taxes 40,529$ 29,133$ 49,198$ 57,278$ Adjustments Deferred Income Taxes (25,505) (19,012) (28,922) (46,152) Non-GAAP Cash Tax Expense 15,024 10,121 20,276 11,126

Projected FY'17 GAAP Net cash provided by operating activities 190$ Additions to property and equipment for cash (8) Projected Non-GAAP Free Cash Flow 182 Payments associated with acquisitions 3 Adjusted Non-GAAP Projected Free Cash Flow 185$ Dollar values in thousands Low High Projected FY'17 GAAP EPS 2.22$ 2.28$ Adjustments: Costs associated with DenTek integration 0.08 0.08 Total adjustments 0.08 0.08 Projected Non-GAAP Adjusted EPS 2.30$ 2.36$